Exhibit 99.2

Novo Nordisk to acquire Forma Therapeutics and expand presence in sickle cell disease and rare blood disorders

Bagsværd, Denmark and Watertown, Mass, US September 1, 2022 – Novo Nordisk and Forma Therapeutics, Holdings Inc. (Nasdaq: FMTX) today announced that they have entered into a definitive agreement under which Novo Nordisk will acquire Forma Therapeutics for $20 per share in cash, which represents a total equity value of $1.1 billion. Forma Therapeutics is a clinical-stage biopharmaceutical company focused on transforming the lives of patients with sickle cell disease (SCD) and rare blood disorders.

The acquisition of Forma Therapeutics, including its lead development candidate, etavopivat, is aligned with Novo Nordisk’s strategy to complement and accelerate its scientific presence and pipeline in hemoglobinopathies, a group of disorders in which there is abnormal production or structure of the hemoglobin protein in the red blood cells.

“Novo Nordisk has worked for more than 40 years to develop and deliver transformative medicines to patients around the world with rare and devastating diseases. By adding Forma’s differentiated approach to address unmet needs for patients, we are taking a step forward in enhancing our sickle cell disease pipeline,” said Ludovic Helfgott, executive vice president and head of Rare Disease at Novo Nordisk. “We have an ambition to build a leading portfolio with standalone and combination treatments to tackle the complications and underlying causes of sickle cell disease.”

Etavopivat, an investigational oral, once-daily, selective pyruvate kinase-R (PKR) activator, is being developed to improve anemia and red blood cell health in people with SCD, a seriously debilitating, life-threatening and life shortening disease. Etavopivat is currently being evaluated in a global phase 2/3 clinical trial (Hibiscus) in patients with SCD, and in a phase 2 trial (Gladiolus) in patients with transfusion-dependent SCD and another inherited hemoglobinopathy called thalassemia.

Novo Nordisk A/S Corporate Communication	Novo Allé 2880 Bagsværd Denmark	Tel: +45 4444 8888 www.novonordisk.com	CVR no: 24 25 67 90

“Today’s announcement is an exciting milestone that accelerates Forma’s purpose to transform the lives of patients with sickle cell disease and other serious hematological diseases,” said Frank D. Lee, president and chief executive officer of Forma. “Novo Nordisk will partner closely with the sickle cell community to amplify our impact for patients around the world who urgently need new treatment options. We look forward to working together with Novo Nordisk to serve as a trusted partner to our communities and to advance innovation, access and health equity for patients.”

The transaction will not impact Novo Nordisk’s previously communicated operating profit outlook for 2022 or the ongoing share buy-back program. Novo Nordisk will fund the acquisition from financial reserves.

About the transaction

Under the terms of the agreement, Novo Nordisk will initiate a tender offer to acquire all outstanding shares of Forma Therapeutics’ common stock at a price of $20 per share in cash (or aggregated value of $1.1 billion) and a premium of 92% to Forma Therapeutics’ volume-weighted average price per share over the past 30 days ended August 31, 2022.

The transaction has been unanimously approved by the Forma Therapeutics Board of Directors. The closing of the tender offer will be subject to certain conditions, including the tender of shares representing a majority of Forma Therapeutics’ outstanding shares, receipt of applicable regulatory approvals and other customary conditions. Upon the successful completion of the tender offer, Novo Nordisk’s acquisition subsidiary will merge into Forma Therapeutics, and any shares of common stock of Forma Therapeutics not tendered into the offer will receive the same USD per share price payable in the tender offer. The transaction is expected to close in the fourth quarter of 2022.

In addition, certain affiliates of RA Capital Management, L.P., which collectively own approximately 19% of Forma Therapeutics’ outstanding shares, have entered into a support agreement pursuant to which they committed to tender their shares in the tender offer.

Novo Nordisk is represented by Moelis & Company UK LLP as financial advisor and Davis Polk & Wardwell LLP as legal advisor. Forma Therapeutics is represented by Centerview Partners LLC as financial advisor and Goodwin Procter LLP as legal advisor.

About sickle cell disease

Sickle cell disease (SCD) is a chronic and progressive inherited disorder associated with a decrease in the health and lifespan of red blood cells. People living with SCD have red blood cells that are crescent shaped, rendering them inflexible, fragile, and unable to effectively deliver oxygen. The health of these sickle red blood cells is impaired and characterized by reduced cellular energy, poor deformability, decreased membrane repair, and increased adhesion.

Novo Nordisk A/S Corporate Communication	Novo Allé 2880 Bagsværd Denmark	Tel: +45 4444 8888 www.novonordisk.com	CVR no: 24 25 67 90

Around 17 million people worldwide live with SCD, including approximately 100,000 people in the United States, as well as approximately 30,000 in France, Germany, Italy, Spain, and the United Kingdom. SCD can cause serious health problems, including anemia, fatigue, episodes of pain known as vaso-occlusive crises (VOCs), and chronic, progressive end-organ damage. Despite recent advances in treatment, most patients with SCD still suffer from pain crises, lifelong disability, reduced quality of life, and shortened life expectancy.

About etavopivat

Etavopivat is an investigational, once-daily, selective pyruvate kinase-R (PKR) activator designed to be a disease-modifying therapy with the potential to improve red blood cell health and transform the lives of people living with SCD. Employing a multimodal approach, etavopivat works by activating the red blood cell’s natural PKR activity to decrease levels of the metabolite 2,3-DPG, allowing sickle hemoglobin to hold on to oxygen longer, resulting in decreased polymerization, hemolysis, and sickling. Etavopivat-mediated PKR activation also increases adenosine triphosphate (ATP) levels, to improve red blood cell function, which can lead to improved deformability, capacity for membrane repair, red blood cell health, and lifespan. Together, these effects are anticipated to improve the health of sickle red blood cell and lead to a reduction in anemia, hemolysis, vaso-occlusive crises, and end organ damage.

In a phase 1 trial, etavopivat improved anemia and red blood cell health and appeared to have a safe and well-tolerated profile, demonstrating a potential to improve the lives of patients with SCD, including increases in hemoglobin, improvements in red blood cell health, and decreases in vaso-occlusive crises (VOCs).

The U.S. Food and Drug Administration (FDA) has granted etavopivat Fast Track, Rare Pediatric Disease and Orphan Drug designations. Additionally, etavopivat was granted Orphan Drug designation from the European Commission based on a positive opinion from the Committee for Orphan Medicinal Products of the European Medicines Agency for the treatment of patients with SCD.

About Forma Therapeutics

Forma Therapeutics is a clinical-stage biopharmaceutical company focused on the research, development and commercialization of novel therapeutics to transform the lives of patients with rare hematologic diseases and cancers. Forma Therapeutics R&D engine combines deep biology insight, chemistry expertise and clinical development capabilities to create drug candidates with differentiated mechanisms of action focused on indications with high unmet need. Our work has generated a broad proprietary portfolio of programs with the potential to provide profound patient benefit. For more information, please visit www.FormaTherapeutics.com or follow us on Twitter @FORMAInc and LinkedIn.

Novo Nordisk A/S Corporate Communication	Novo Allé 2880 Bagsværd Denmark	Tel: +45 4444 8888 www.novonordisk.com	CVR no: 24 25 67 90

About Novo Nordisk

Novo Nordisk is a leading global healthcare company, founded in 1923 and headquartered in Denmark. Our purpose is to drive change to defeat diabetes and other serious chronic diseases such as obesity and rare blood and endocrine disorders. We do so by pioneering scientific breakthroughs, expanding access to our medicines, and working to prevent and ultimately cure disease. Novo Nordisk employs about 50,800 people in 80 countries and markets its products in around 170 countries. For more information, visit novonordisk.com, Facebook, Twitter, LinkedIn and YouTube.

Further information

Media Novo Nordisk:
Ambre Brown Morley	+45 3079 9289	abmo@novonordisk.com
Natalia Salomao Abrahao (US)	+1 848 304 1027	niaa@novonordisk.com

Media Forma Therapeutics:
Jamie Moser (Joele Frank, Wilkinson Brimmer Katcher)	+1 212 355 4449
Greg Klassen (Joele Frank, Wilkinson Brimmer Katcher)	+1 212 355 4449

Investors Novo Nordisk:
Daniel Muusmann Bohsen	+45 3075 2175	dabo@novonordisk.com
David Heiberg Landsted	+45 3077 6915	dhel@novonordisk.com
Jacob Martin Wiborg Rode	+45 3075 5956	jrde@novonordisk.com
Mark Joseph Root (US)	+1 848 213 3219	mjhr@novonordisk.com

Investors Forma Therapeutics:
Adam Bero, Ph.D. (Kendell Investor Relations)		abero@kendallir.com

Cautionary Note Regarding Forward-Looking Statements

This communication relates to Novo Nordisk A/S (“Novo Nordisk”), Forma Therapeutics Holdings, Inc. (“Forma”) and the acquisition of Forma by Novo Nordisk and includes express or implied forward-looking statements about the proposed acquisition of Forma by Novo Nordisk, etavopivat, its therapeutic benefits and its regulatory development pathway, and the operations of the combined company that involve risks and uncertainties relating to future events and the

Novo Nordisk A/S Corporate Communication	Novo Allé 2880 Bagsværd Denmark	Tel: +45 4444 8888 www.novonordisk.com	CVR no: 24 25 67 90

future performance of Novo Nordisk and Forma. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied: statements regarding the business combination and related matters, closing conditions, prospective performance and opportunities, post-closing operations and the outlook for the companies’ businesses; statements of targets, plans, objectives or goals for future operations, including those related to Novo Nordisk’s and Forma’s products, product research, product development, product introductions and product approvals as well as cooperation in relation thereto; statements containing projections of or targets for revenues, costs, income (or loss), earnings per share, capital expenditures, dividends, capital structure, net financials and other financial measures; statements regarding future economic performance, future actions and outcome of contingencies such as legal proceedings; and statements regarding the assumptions underlying or relating to such statements. These statements are based on current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of Forma’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the possibility that the proposed transaction may not be completed in the time frame expected by Novo Nordisk and Forma, or at all; failure to realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; significant or unexpected costs, charges or expenses resulting from the proposed transaction; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Novo Nordisk’s or Forma’s common stock and/or Novo Nordisk’s or Forma’s operating results; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; delay or failure of projects related to research and/or development; unplanned loss of patents; interruptions of supplies and production, product recalls, unexpected contract breaches or terminations; government-mandated or market-driven price decreases for Novo Nordisk’s or Forma’s products; introduction of competing products; reliance on information

Novo Nordisk A/S Corporate Communication	Novo Allé 2880 Bagsværd Denmark	Tel: +45 4444 8888 www.novonordisk.com	CVR no: 24 25 67 90

technology; Novo Nordisk’s or Forma’s ability to successfully market current and new products; Novo Nordisk’s, Forma’s, and their collaborators’ ability to continue to conduct research and clinical programs; exposure to product liability and legal proceedings and investigations; changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing and marketing; perceived or actual failure to adhere to ethical marketing practices; investments in and divestitures of domestic and foreign companies; unexpected growth in costs and expenses; failure to recruit and retain the right employees; failure to maintain a culture of compliance; and epidemics, pandemics or other public health crises and their impact on Novo Nordisk’s and Forma’s respective businesses, operations, supply chain, patient enrollment and retention, clinical trials, strategy, goals and anticipated milestones. A more complete description of these and other material risks can be found in Novo Nordisk’s and Forma’s filings with the SEC, including annual reports on Form 20-F and Form 10-K, as applicable, for the year ended December 31, 2021 and other documents that may be filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”), as well as, the Schedule TO and related tender offer documents to be filed by Novo Nordisk and its indirect wholly owned subsidiary, NNUS New Dev, Inc. (“Purchaser”), and the Schedule 14D-9 to be filed by Forma.

Any forward-looking statements speak only as of the date of this communication and are made based on the current beliefs and judgments of Novo Nordisk’s and Forma’s management, and the reader is cautioned not to rely on any forward-looking statements made by Novo Nordisk or Forma. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Unless required by law, neither Novo Nordisk nor Forma is under no duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this document, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

The tender offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities of Forma, nor is it a substitute for the tender offer materials that Forma, Novo Nordisk or Purchaser will file with the SEC. The solicitation and offer to buy Forma stock will only be made pursuant to an Offer to Purchase and related tender offer materials that Novo Nordisk intends to file with the SEC. At the time the tender offer is commenced, Novo Nordisk and Purchaser will file a Tender Offer Statement on Schedule TO and thereafter Forma will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. FORMA’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ CAREFULLY THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 BECAUSE THEY WILL EACH CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF FORMA SECURITIES AND OTHER INVESTORS SHOULD CONSIDER BEFORE MAKING ANY DECISION

Novo Nordisk A/S Corporate Communication	Novo Allé 2880 Bagsværd Denmark	Tel: +45 4444 8888 www.novonordisk.com	CVR no: 24 25 67 90

REGARDING WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal, certain other tender offer documents, as well as the Solicitation/Recommendation Statement will be made available to all stockholders of Forma at no expense to them and will also be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting either Novo Nordisk or Forma. Copies of the documents filed with the SEC by Forma will be available free of charge on Forma’s website at https://ir.formatherapeutics.com or by contacting Forma’s Investor Relations Department at 617-679-1970. Copies of the documents filed with the SEC by Novo Nordisk will be available free of charge on Novo Nordisk’s website at https://novonordisk.com/investors or by contacting Novo Nordisk’s Investor Relations Department at +45 4444 8888.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Forma files annual, quarterly and current reports and other information with the SEC and Novo Nordisk files annual reports, reports of foreign issuers and other information with the SEC. You may read and copy any reports or other information filed by Novo Nordisk or Forma at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Novo Nordisk’s and Forma’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Novo Nordisk A/S Corporate Communication	Novo Allé 2880 Bagsværd Denmark	Tel: +45 4444 8888 www.novonordisk.com	CVR no: 24 25 67 90